SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                             SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                       GREYSTONE DIGITAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

    33-24536-A                                         84-1107140
(Commission File No.)                         (IRS Employer Identification No.)

                     15303 North Dallas Parkway, Suite 1150
                              Addison, Texas 75001
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (972) 458-3900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5: CHANGES IN REGISTRANT'S CHIEF EXECUTIVE OFFICER

On March 25, 2002, the Registrant announced that, in conjunction with Kiboga Systems, Inc., a privately held Texas corporation, that it will hold a special meeting of its Board of Directors at the Intercontinental Hotel in Addison, Texas. The purpose of the meeting is to fill vacancies on the existing Board and also to consider the appointment of a new Chief Executive Officer.

The Board of Directors accepted the resignation of Richard A. Smith as President, CEO and Chairman of the Board effective with the close of business, Pacific Time, March 25, 2002.

The Board of Directors has appointed Mr. Jack Kirschling as Interim Chief Operating Officer. Mr. Kirschling is also an employee of Kiboga Systems Inc.

On December 13, 2001, a majority of the shareholders consisting of not less than 2/3 of the voting power of the Registrant did by their written consent nominate and voted for the addition of four new Board members to fill current vacancies including:

  Former U.S. Treasurer, Ms. Azie Taylor Morton;
  Former U.S. Representative to the Asian Development Bank, Mr. Carl Delfeld; President of KNIGHTCO OIL, Mr. Richard Knight, Jr;
  Former Chairman of the Texas Criminal Justice System, Mr. Charles T. Terrell;


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EXHIBIT NUMBER                                          EXHIBIT
--------------------------------------------------------------------------------


99 Copy of press release regarding the announcement by the Company of a Special Meeting of the Board of Directors; the resignation of Richard
         A. Smith as President, CEO and Chairman of the Board effective with the close of business, Pacific Time, March 25, 2002; and the appointment of Mr. Jack Kirschling as GreyStone's Interim Chief Operating Officer.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GREYSTONE DIGITAL TECHNOLOGY, INC.
Dated: March 25, 2002                  By: /s/ Richard A. Smith


                                       Richard A. Smith, Chief Executive Officer

--------------------------------------------------------------------------------
EXHIBITS TABLE

EXHIBIT 99

GreyStone Digital Technology, Inc.
For more information, contact
Jack Kirschling, VP
972-458-3900

FOR IMMEDIATE USE

          GreyStone Announces Special Meeting of the Board of Directors

ADDISON, TEXAS - March 25, 2002 -- GreyStone Digital Technology, Inc (OTC: BB:
GSTN) announced today in conjunction with Kiboga Systems, Inc., a privately held Texas corporation, that on April 5, 2002 GreyStone will hold a special meeting of its Board of Directors at the Intercontinental Hotel in Addison, Texas. The purpose of the meeting is to fill vacancies on the existing Board and also to consider the appointment of a new Chief Executive Officer. In conjunction with the meeting the Board of Directors has accepted the resignation of Richard A. Smith as President, CEO and Chairman of the Board effective with the close of business, Pacific Time, March 25, 2002. Mr. Jack Kirschling, an employee of Kiboga Systems Inc., has been appointed as GreyStone's Interim Chief Operating Officer.


End exhibits table